Exhibit 10.50
     AMENDMENT NO. 1 dated as of December 19, 2005 (the “Amendment”), with respect to the Credit Party Pledge Agreement dated as of January 25, 2002 (the “Credit Party Pledge Agreement”), made by Coinmach Corporation, a Delaware corporation (the “Borrower”), and each of the Guarantors listed on the signature pages hereto and each of the other Guarantors from time to time party hereto by execution of a Joinder Agreement (collectively, the “Guarantors”; together with the Borrower, the “Pledgors”) in favor of Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Collateral Agent.
     A. In connection with and as a condition precedent to the effectiveness of Amended and Restated Credit Agreement, dated as of January 25, 2002 and as amended and restated as of December 19, 2005 among Coinmach Laundry Corporation, a Delaware corporation (“Holdings”), Coinmach Corporation, a Delaware corporation, the Subsidiary Guarantors listed on the signature page hereto, the lending institutions from time to time party hereto (each, a “Bank” and, collectively, the “Banks”), Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc., as Joint Lead Arranger and Book Manager, J.P. Morgan Securities Inc., as Joint Lead Arranger, Book Manager and sole Syndication Agent and First Union Securities, Inc., as Original Syndication Agent, and Credit Lyonnais New York Branch, as Original Documentation Agent (the “Amended and Restated Credit Agreement”), the parties hereto have agreed to enter into this Amendment.
     B. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Party Pledge Agreement, as amended by this Amendment or the Credit Agreement, as applicable.
     In consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
     SECTION 1. Amendment to Section 3.1. Section 3.1 of the Credit Party Pledge Agreement is hereby amended by deleting the phrase “first priority” in clause (i) thereof and replacing it with the phrase “First Priority”.
     SECTION 2. Amendment to Section 9. Section 9 of the Credit Party Pledge Agreement is hereby amended by inserting the phrase “and in accordance with the Intercreditor Agreement.” at the end thereof.
     SECTION 3. Amendment to Section 10. Section 10 of the Credit Party Pledge Agreement is hereby amended by inserting, after the parenthetical phrase therein, the phrase “and in accordance with the Intercreditor Agreement,”.
     SECTION 4. Amendment to Section 14. Section 14 of the Credit Party Pledge Agreement is hereby amended by deleting the parenthetical clause at the end thereof and replacing it in its entirety with:

     “(except (i) as may be permitted in accordance with the terms of the Credit Agreement and (ii) for the granting of the Second Priority Lien upon the occurrence of the Merger Event in favor of the IDS Collateral Agent on the Collateral and rights related thereto).”.
     SECTION 5. Amendment to Section 15. Section 15 of the Credit Party Pledge Agreement is hereby amended by deleting clause (viii) in the first paragraph thereof and replacing it in its entirety with:
     “the pledge, collateral assignment and, in the case of certificated securities, delivery to the Collateral Agent of the Securities or, in the case of uncertificated securities, the filing of a financing statement naming the Pledgor, as debtor, and, the Collateral Agent, as Secured Party, in each case, pursuant to this Agreement creates a valid and perfected First Priority Lien in the Collateral in favor of the Collateral Agent for the benefit of the Secured Creditors subject to no other Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of the Pledgor which would include the Collateral (other than Permitted Liens).”.
     SECTION 6. Amendment to Section 18.
     Section 18(a) of the Credit Party Pledge Agreement is hereby amended by inserting the phrase “, subject to the terms of the Intercreditor Agreement” in between the phrase “and will” and the phrase “duly assign” in the fifth line thereof.
     Section 18(b) of the Credit Party Pledge Agreement is hereby amended by inserting the phrase “and subject to the terms of the Intercreditor Agreement” in between the phrase “contained above” and the phrase “upon the” in the first line thereof.
     Section 18(c) of the Credit Party Pledge Agreement is hereby amended by inserting the phrase “and in each case, in accordance with the terms of the Intercreditor Agreement” in between the phrase “Credit Agreement)” and the phrase “and the proceeds” in the third/fourth lines thereof.
     SECTION 7. Defined Terms. All references to the “Credit Agreement” in the Credit Party Pledge Agreement shall be deemed to refer to the Amended and Restated Credit Agreement.
     SECTION 8. Conditions Precedent. The effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the prior or contemporaneous satisfaction of (i) the execution and delivery hereof by the Collateral Agent and the Pledgors and (ii) each of the conditions to the effectiveness of the Amended and Restated Credit Agreement.
     SECTION 9. Representations and Warranties. Each Pledgor represents and warrants to the Collateral Agent that:
     (a) This Amendment has been duly authorized, executed and delivered by each Pledgor and constitutes a legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms except to the extent that the enforceability thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, preferential transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights and remedies generally, (b) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought, or (c) public policy considerations or court administrative, regulatory or other governmental decisions that may limit rights to indemnification or contribution or limit or affect any covenants or agreements relating to competition or future employment.
     (b) After giving effect to this Amendment, the representations and warranties set forth in Section 15 of the Credit Party Pledge Agreement are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of a specified date).
     SECTION 10. Credit Party Pledge Agreement. Except as specifically provided hereby, the Credit Party Pledge Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Party Pledge Agreement in any Credit Document shall mean Credit Party Pledge Agreement as modified hereby. This Amendment shall be a Credit Document for all purposes.
     SECTION 11. Applicable Law. This Amendment shall be governed by, and be construed in accordance with, the laws of the State of New York.
     SECTION 12. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 13. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COINMACH CORPORATION, as Pledgor and Borrower

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer

SUPER LAUNDRY EQUIPMENT CORP., as Pledgor and Guarantor

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer

GRAND WASH & DRY LAUNDERETTE, INC., as Pledgor and Guarantor

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer

APPLIANCE WAREHOUSE OF AMERICA, INC., as Pledgor and Guarantor

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle
Title: Vice President

AMERICAN LAUNDRY FRANCHISING CORP., as Pledgor and Guarantor

By:	/s/ Thomas Siegel

Name: Thomas Siegel
Title: Chief Financial Officer

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DEUTSCHE BANK TRUST COMPANY AMERICAS As Collateral Agent

By:	/s/ Carin M. Keegan

Name: Carin M. Keegan
Title: Vice President

By:	/s/ Evelyn Thierry

Name: Evelyn Thierry
Title: Vice President

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